Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Acquisitions and Divestitures
5.	ACQUISITIONS AND DIVESTITURES

(a)	Leagold merger
On January 28, 2020, the shareholders of the Company approved the acquisition of 100% of the issued and outstanding shares of Leagold (the “Transaction”). Under the terms of the Transaction, Leagold shareholders will receive 0.331 of an Equinox Gold share for each Leagold share held. Leagold is a publicly traded gold mining company with four operating mines, one development project and one expansion project, all located in the Americas including the Los Filos Mine Complex in Mexico, and the Fazenda, RDM, Pilar and Santa Luz mines in Brazil.
The Supreme Court of British Columbia issued its final order approving the arrangement with Leagold on January 30, 2020, the Mexican Comisión Federal de Competencia Económica issued its clearance decision on February 28, 2020, and the Company has received conditional approval from the TSX and
NYSE-A
stock exchanges. Assuming other customary terms and conditions related to the transaction are met, the transaction and concurrent financing are expected to close in the second week of March 2020. Acquisition related costs incurred in 2019 amounting to $1.3 million have been expensed in 2019 and are presented as transactions costs within professional fees.
Concurrent with the Transaction, the Company is arranging a $670 million financing package comprised of an at-market
$40 million private placement of the Company’s common shares, a new $130 million convertible debenture issued to Mubadala Investment Company, and a $400 million corporate revolving credit facility and $100 million term loan. Proceeds from the financings will be used to repay the existing revolving credit facilities of the two companies.

(b)	Acquisition of Mesquite
On October 30, 2018, the Company completed the acquisition of Mesquite in California from New Gold for cash consideration of $158 million before closing adjustments (the “Mesquite Acquisition”).
At December 31, 2018, the purchase consideration included a working capital adjustment estimated at $9.1 million. As part of the purchase agreement, Equinox Gold also agreed to distribute to New Gold certain Alternative Minimum Tax (“AMT”) credits recorded as of the closing date as the AMT credit amounts are realized by the Company.
During the first quarter of 2019, the Company finalized the working capital adjustment with New Gold, resulting in an increase in consideration paid of $3.4 million. During the third quarter of 2019, the Company adjusted the fair values of heap leach inventory and mineral properties, plant and equipment. Management determined that there were a higher number of ounces in the heaps that would be recoverable over a longer period of time, resulting in an increase of $48.1 million to inventory. Consequently, the value attributed to mineral properties, plant and equipment was reduced by $52.5 million as a result of application of an economic obsolescence provision. The deferred tax asset was also adjusted based on the benefit expected to be realized from the tax attributes acquired. The Company finalized the purchase price allocation in the fourth quarter of 2019.
As a result of the change in fair values of consideration transferred and assets acquired, the bargain purchase gain recognized on acquisition was reduced by $14.6 million from $15.2 million to $0.6 million and operating expenses for the year ended December 31, 2018 increased by $1.1 million to reflect the impact of the adjustments to the fair value of assets and liabilities acquired. Comparative figures have been recast to reflect these adjustments.

	Preliminary	Adjustments	Total
Cash consideration	$158,000	$-	$158,000

Working capital adjustment	9,063	3,388	12,451

Total consideration paid	$167,063	$3,388	$170,451
The purchase consideration was allocated as follows:

Net assets/(liabilities) acquired	Reported as of December 31, 2018	Adjustments	Final allocation
Cash and cash equivalents	$13,665	$-	$13,665
Accounts receivables, prepaids expenses and deposits	1,842	-	1,842
Inventory	91,975	48,097	140,072
Current tax receivable	2,779	(2,003)	776
Mineral property, plant and equipment	95,736	(52,542)	43,194
Other assets	75	-	75
Deferred tax assets	5,319	(4,255)	1,064
Accounts payable and accrued liabilities	(11,267)	(494)	(11,761)
Reclamation obligation	(17,675)	-	(17,675)
Other liabilities	(150)	-	(150)

Fair value of Mesquite net assets acquired	$182,299	$(11,197)	$171,102
Bargain purchase gain recognized in net loss at October 30, 2018	$15,236	$(14,585)	$651
Consolidated revenue for the year ended December 31, 2018 includes revenues from Mesquite of $30.2 million. Consolidated net loss for the year ended December 31, 2018 includes pre-tax
net income from Mesquite of $6.8 million. Had the transaction occurred January 1, 2018, pro-forma
unaudited consolidated revenue and
pre-tax
net loss from continuing operations for the year ended December 31, 2018 would have been approximately $176 million and $32 million, respectively.

(c)	Sale of Elk Gold
The Elk Gold project is located near Merritt, British Columbia, Canada within the Similkameen Mining District and consists of 27 contiguous mineral claims and one mining lease covering 16,566 hectares. During 2018, the Company determined it would no longer perform exploration or development work at Elk Gold and recognized an impairment loss of $9.9 million.
On May 16, 2019, the Company sold its 100% interest in the Elk Gold project for gross proceeds of $7.4 million (C$10.0 million) comprised of: (i) $0.7 million (C$1.0 million) cash payment received on closing; and a (ii) $6.7 million (C$9.0 million)
non-interest
bearing promissory note payable in annual instalments of $2.2 million (C$3.0 million) commencing two years from closing. The total amount due under the promissory note may be adjusted such that if the buyer pays an additional C$7 million within two years from closing, that will represent full and final payment; or if the buyer pays an additional C$8.5 million within three years from closing, that will represent full and final payment.
The fair value of consideration received was determined to be $5.2 million, of which $4.4 million is included in other receivables. The fair value of the consideration was determined by discounting the expected cash flows using a discount rate of 15%. The Company recorded a gain on disposal of Elk Gold of $0.1 million in other income for the year ended December 31, 2019.

(d)	Distribution of shares of Solaris
On August 3, 2018, pursuant to a plan of arrangement (the “Arrangement”) approved by the shareholders of Equinox Gold, the business of Equinox Gold was reorganized into two companies: Equinox Gold and Solaris and all of the Company’s copper assets were transferred to Solaris.
As a result of the Arrangement, common shares of Solaris (the “Solaris Shares”) were distributed to Equinox Gold shareholders such that each shareholder received: (i) one new common share of Equinox Gold for each common share of Equinox Gold held; and
(ii) one-tenth
of a Solaris Share for each common share of Equinox Gold held. Equinox Gold warrants, options and restricted share units were adjusted pursuant to the Arrangement to be exercisable into shares of both companies.
Upon completion of the Arrangement, Equinox Gold’s shareholders collectively held 60% of Solaris Shares, with the remaining 40% interest held by Equinox Gold. At the time of the distribution, the Company determined the transaction did not result in a loss of control. The transaction was accounted for as a distribution of non-cash
assets to
non-controlling
interests at carrying value, without gain or loss, and resulted in an increase in non-controlling
interests of $7.4 million with a corresponding increase in deficit.
The closing of the Arrangement resulted in the following assets and liabilities being distributed to Solaris on August 3, 2018:

Cash	$618

Accounts receivable and prepaid expenses	32

Exploration and evaluation assets	19,899

Property, plant and equipment	48

Accounts payable and accrued liabilities	(484)

$20,113
On March 19, 2019, Solaris completed a private placement issuing 15.7 million common shares at a price of C$0.25 per common share for gross proceeds of $3.0 million (C$3.9 million). On June 20, 2019, Solaris completed a further private placement issuing 2.5 million common shares at a price of C$0.25 per common share for gross proceeds of $0.5 million (C$0.6 million). The Company did not participate in these private placements. The Company recorded a dilution loss of $0.5 million as a result of these private placements in equity.
In June 2019, the Company determined that Solaris was no longer a controlled subsidiary due to the dilution of its interest in Solaris to approximately 32% and the fact that Solaris was self-sustaining for an extended period. On the date control was lost, the Company recorded its interest retained in Solaris at fair value. The Company recorded a gain of $2.3 million on loss of control in other income.
On November 18, 2019, Solaris completed a further private placement of units. The Company subscribed for 6.9 million units in exchange of the cancellation of $2.1 million (C$2.8 million) receivable from Solaris. Each unit is comprised of one common share and one-half
of a share purchase warrant. Each full warrant entitles the Company to purchase one common share of Solaris at a price of C$0.60 over a three-year period. Consequently, the Company maintained its pro-rata
interest in Solaris at approximately 32%. No gain or loss was recognized on settlement of the related party receivable.
On December 30, 2019, Solaris completed a
non-brokered
private placement of units. The Company did not participate in this private placement. As a result of the share issuance, the Company’s interest in Solaris decreased to 30%. At December 31, 2019, the Company recorded a dilution gain of $0.6 million in other income (expense). For the year ended December 31, 2019, the Company recorded an equity loss from its investment in Solaris of $0.9 million in other income (expense).

(e)	Sale of Koricancha
On August 21, 2018, the Company completed the sale of the Company’s interest in the Koricancha Mill Joint Venture (“Koricancha”) to Inca One Gold Corp. (“Inca One”) and the settlement of the related 3.5% gold stream obligation for gross consideration of C$15.9 million ($12.1 million) as follows:

●	51.3 million common shares of Inca One (representing a 19.99% interest) valued at $2.0 million;

●
A $6.8 million promissory note payable in: (i) three annual installments of $1.9 million in cash or shares of Inca One at the option of Inca One, and (ii) one installment of $1.1 million in cash two years from closing;

●	Payments of up to $2.2 million related to certain recoverable taxes of Koricancha, contingent on collection of these amounts by Inca One over a five-year period; and

●	A working capital adjustment payment of $1.1 million payable in cash to Equinox Gold three years from closing.
Inca One’s option to settle certain payments in common shares is subject to the Company not owning more than 19.99% of Inca One subsequent to such settlement.
In connection with the sale of Koricancha, the 3.5% stream on gold production from Koricancha was extinguished with payment to the stream holder of: (i) 51.3 million common shares of Inca One valued at $2.0 million and issued directly to the stream holder by Inca One; and (ii) $1.9 million in cash two years from closing to be paid by the Company to the stream holder. The Company accounted for the $1.9 million it is required to pay as a cost to sell Koricancha. The Company granted to the stream holder a put option, which, if exercised, would require the Company to purchase from the stream holder the above-mentioned Inca One shares issued on settlement of the stream at a price of C$0.068 per Inca One common share. The put option is exercisable from August 21, 2021 until such time all of the Inca One shares have been either put back to the Company or sold by the stream holder. Exercise of the put option is subject to the Company not owning more than 19.99% of Inca One subsequent to such exercise.
The fair value of the net consideration totaled $7.7 million which included the fair value of the common shares of Inca One received by the Company, the fair value of the future cash payments to be received for the promissory note, working capital adjustment payment and recoverable tax payment and the future cash payment to the stream holder, discounted at 10% per annum. The fair value of the put option was not material.
At June 30, 2018, the Company had classified the assets and liabilities of Koricancha as assets and liabilities held for sale and measured the asset group at the lower of carrying value and its estimated fair value less costs to sell (“FVLCS”) which resulted in an impairment charge of $24.1 million. The net loss from discontinued operations for the year ended December 31, 2018 included the change in estimated FVLCS from June 30, 2018 to the final purchase consideration received, less disposal costs.

Consideration, net of costs to sell	$7,731
Less: Carrying value of Koricancha net assets as of August 20, 2018	(8,248)
Other closing adjustments	(28)
Net loss on sale	(545)
Impairment	(24,135)

Total loss from discontinued operation for the year ended December 31, 2018	$(24,680)

The net loss from Koricancha for the year ended December 31, 2018 was presented as a discontinued operation and is set out below:
2018
Revenues	$17,284
Operating costs	(19,346)
Amortization	(420)
Impairment	(24,680)
Loss from operations	$(27,162)
Other income (expense)	(329)

Net loss from discontinued operation	$(27,491)

Net loss from discontinued operation attributable to:
Equinox Gold shareholders	(26,793)
Non-controlling interests	(698)
$(27,491)

Loss per share from discontinued operation attributable to Equinox Gold shareholders – basic and diluted	$(0.30)

Comparative cash flows have not been re-presented to include Koricancha as a discontinued operation. The cash flows from discontinued operation for 2018 is as follows:
2018
Net cash flows from operating activities	$(2,024)
Net cash flows from investing activities	(236)

Net cash inflows (outflows)	$(2,260)